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                                                                   Exhibit 10.31

   SCHEDULE TO FORM OF NHP SECOND SERIES WORKING CAPITAL ASSURANCE AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

------------------------------ ---------------------- ---------------- --------------- --------------------- ----------------------
Facility Location              Lessee                 County           State           Loan Amount           Manager
------------------------------ ---------------------- ---------------- --------------- --------------------- ----------------------
Pensacola, FL                  C&G Healthcare of      Escambia         Florida         $179,700              Balanced Care at
                               Pensacola, LLC                                                                Pensacola, Inc.
------------------------------ ---------------------- ---------------- --------------- --------------------- ----------------------
Tallahassee, FL                C&G Healthcare of      Leon             Florida         $223,350              Balanced Care at
                               Tallahassee, LLC                                                              Tallahassee, Inc.
------------------------------ ---------------------- ---------------- --------------- --------------------- ----------------------
Hagerstown, MD                 C&G Healthcare at      Washington       Maryland        $124,350.00           Balanced Care at
                               Hagerstown, LLC                                                               Hagerstown, Inc.
------------------------------ ---------------------- ---------------- --------------- --------------------- ----------------------
Johnson City,                  C&G Healthcare at      Washington       Tennessee       $138,900.00           Balanced Care at
TN                             Johnson City, LLC                                                             Johnson City, Inc.
------------------------------ ---------------------- ---------------- --------------- --------------------- ----------------------
Teay's Valley,                 C&G Healthcare at      Putnam           West Virginia   $122,100.00           Balanced Care at
WV                             Teay's Valley, LLC                                                            Teay's Valley, Inc.
------------------------------ ---------------------- ---------------- --------------- --------------------- ----------------------